SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                              FORM 8-K/A

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported):
                             July 1, 1999


                   HOME PROPERTIES OF NEW YORK, INC.
        (Exact name of Registrant as specified in its Charter)


MARYLAND                          1-13136                     16-1455126
(State or other jurisdiction (Commission file number)  (I.R.S. Employer
of incorporation or organization                       Identification
                                                         Number)


                          850 CLINTON SQUARE
                       ROCHESTER, NEW YORK 14604
               (Address of principal executive offices)


Registrant's telephone number, including area code: (716) 546-4900







                            Not applicable
     (Former name or former address, if changed since last report)

                   HOME PROPERTIES OF NEW YORK, INC.
                            AMENDMENT NO. 1 TO
                            CURRENT REPORT
                             ON FORM 8-K/A


Home Properties of New York, Inc. hereby amends items 2 and 7 of its Current Report on Form 8-K, which was filed on July 2, 1999, as set forth in the pages attached hereto:

Item 2.    Acquisition of Assets.

Financial Statements for the CRC Portfolio, purchased on July 1, 1999, are presented in Item 7.

Item 7. Financial Statements and Exhibits.

           a.  Financial Statements of the business acquired:

           Audited statement of revenues and certain expenses of the CRC Portfolio for the year ended December 31, 1998.


           b.  Pro Forma Financial Information:

           Pro forma condensed balance sheet of the Company as of March 31, 1999 and related notes (unaudited).

           Pro forma condensed statement of operations of the Company for the three months ended March 31, 1999 and for the year ended December 31, 1998 (unaudited).


           c.  Exhibits:

           Exhibit 23.0 - Consent of PricewaterhouseCoopers LLP

THE CRC PORTFOLIO
STATEMENT OF REVENUES AND
CERTAIN EXPENSES
DECEMBER 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS


June 18, 1999

To the Board of Directors and Shareholders of Home Properties of New York, Inc.


In our opinion, the accompanying statement of revenues and certain expenses, as defined in Note 1, present fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of The CRC Portfolio for the year ended December 31, 1998 in conformity with generally accepted accounting principles. The statement of revenues and certain expenses is the responsibility of The CRC Portfolio's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of the statement of revenues and certain expenses in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of The CRC Portfolio's revenues and expenses.




/S/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP

THE CRC PORTFOLIO
STATEMENT OF REVENUES AND CERTAIN EXPENSES
(IN THOUSANDS)

                                          For the
                                       Period January 1,          For the
                                          through               Year Ended
                                       March 31, 1999        December 31, 1998
                                         (unaudited)
Revenues:
  Rental income                         $  8,196                $   32,283
  Other income                                60                       219
                                        --------                ----------
                                           8,256                    32,502

Certain expenses:
  Property operating and maintenance       3,440                    14,918
  Real estate taxes                          429                     1,598
                                        --------                ----------
                                           3,869                    16,516
                                        --------                ----------
Revenues in excess of certain expenses  $  4,387                $   15,986
                                        ========                ==========




     The accompanying note is an integral part of this financial statement.

THE CRC PORTFOLIO
NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 1998




1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BUSINESS
    The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of The CRC Portfolio, seven residential properties owned and managed by common parties not related to Home Properties of New York, Inc. (the "Company").

    On July 1, 1999, the Company, through its subsidiary Home Properties of New York, L.P., acquired 100% of the real estate of The CRC Portfolio, 3,722 apartment units located in seven communities. The properties are primarily located in suburban markets of Washington, D.C.; Baltimore, MD and Richmond, VA.

    The acquisition was funded through the assumption of approximately $57 million in mortgages, approximately $18 million in cash and the issuance of Operating Partnership Units in Home Properties of New York, L.P. valued at approximately $106 million. The mortgages carry a weighted average interest rate of 7.16% and a weighted average maturity of 12 years.

    BASIS OF PRESENTATION
    The accompanying financial statement has been prepared on the accrual basis of accounting, but is not representative of the actual operations of The CRC Portfolio for the period shown. As required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14, certain expenses have been excluded which may not be comparable to the proposed future operations of The CRC Portfolio. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of The CRC Portfolio. The
    Company is not aware of any material factors relating to The CRC Portfolio that would cause the reported financial information not to be necessarily indicative of future operating results.

    REVENUE RECOGNITION
    Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

    INTERIM UNAUDITED FINANCIAL STATEMENT
    The accompanying interim unaudited statement of revenues and certain expenses for the period from January 1 through March 31, 1999 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission described above. The results of operations of such interim period are not necessarily indicative of the results for the full year.

    USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                       HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1999
                           (Unaudited, In Thousands)

This unaudited pro forma Condensed Consolidated Balance Sheet is presented as if the Company had purchased the CRC Portfolio on March 31, 1999. This unaudited pro forma Condensed Consolidated Balance Sheet should be read in conjunction with the Statement of Revenues and Certain Expenses of the CRC Portfolio and note thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the purchase of the CRC Portfolio have been made.

                                     Home
                                 Properties of
                                 New York,                         Pro Forma         Company
                                 INC. (A)      CRC Portfolio (B)   Adjustm. (C)      Pro Forma
                              ---------------- ----------------    ------------      ---------
ASSETS
Real Estate, net              $  885,073            $19,541         $156,900(D)     $1,061,514
Cash and cash equivalents         27,341                             (17,417)            9,924
Other assets                     102,943                                 575(E)        103,518
                               ---------            -------         --------         ---------
Total assets                  $1,015,357            $19,541         $140,058        $1,174,956
                               =========             ======          =======         =========

LIABILITIES
Mortgage notes payable          $419,185            $57,034          $                $476,219
Line of credit                         -
Other liabilities                 24,761                                                24,761
                                --------             ------          -------         ---------
Total liabilities                443,946             57,034                            500,980
                                --------             ------          -------         ---------

Minority interest                203,240                             105,990(F)        309,230
                                --------             ------          -------         ---------

STOCKHOLDERS' EQUITY
Common Stock                         182                                                   182
Additional paid-in capital       413,524           (37,493)           37,493(G)        413,524
Distributions in excess of
  accumulated earnings           (29,492)                             (3,425)(E)       (32,917)
Unrealized loss on available-
for-sale securities               (2,360)                                               (2,360)
Treasury stock, at cost           (3,726)                                               (3,726)
Officer and Director notes for
stock purchases                   (9,957)                                               (9,957)
                               ---------            ------           -------         ---------
Total stockholders' equity       368,171           (37,493)           34,068           364,746
                               ---------            ------           -------         ---------
Total liabilities and
stockholders'    equity       $1,015,357           $19,541          $140,058        $1,174,956
                               =========            ======           =======         =========

                       HOME PROPERTIES OF NEW YORK, INC.
            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1999
          (Unaudited, In Thousands, Except Share and Per Share Data)


(A) Reflects the Company's historical consolidated balance sheet as of March 31, 1999 as reported on form 10-Q.

(B) Reflects the CRC Portfolio historical balance sheet as of March 31, 1999 for the assets acquired by the Company.

(C) The pro forma adjustments reflect the purchase of the CRC Portfolio for $176,441. The purchase price will be allocated $26,282 to land, $3,882 to appliances and equipment and $146,277 to building. The appliances and equipment have an estimated useful life of ten years and the building has an estimated useful life of thirty-five years.

(D) Reflects the excess of the cash purchase price of $176,441 over the historical seller's cost basis of $19,541.

(E) Management contracts were purchased for $4,000 from an unrelated third party management company. The management contracts purchased are for the properties included in the CRC Portfolio and additional properties in which the Company does not have an ownership interest. The Company will self-manage the CRC Portfolio and will directly expense $3,425 of the contracts allocated to these properties. The remaining contracts of $575 will be recorded as goodwill and be expensed over approximately 40 years.

(F) Reflects the issuance of 4,085,684 shares of operating units at a price of $25.94.

(G)  Represents historical seller's capital account zeroed out.

                       HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1999
          (Unaudited, In Thousands, Except Share and Per Share Data)

The unaudited pro forma Consolidated Statement of Operations for the three months ended March 31, 1999 and for the year ended December 31, 1998 is presented as if the acquisition of the CRC Portfolio had occurred on January 1, 1998. The unaudited pro forma Consolidated Statement of Operations should be read in conjunction with the Statements of Revenues and Certain Expenses of the CRC Portfolio and notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the purchase of the CRC Portfolio have been made.

The unaudited pro forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.

                                                     FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                        ------------------------------------------------------------------------------
                                        Home Properties of New
                                        York, Inc.                  CRC                Pro forma             Company
                                        Historical (A)          Portfolio (B)        Adjustments             Pro Forma
                                        ----------------------  -------------        -----------             ---------
Revenues
  Rental Income                            $43,943               $8,196               $                         $52,139
  Property other income                      1,286                   60                                           1,346
  Other income                               2,537                                         (7)(C)                 2,530
                                            ------                -----                    -----                 ------
Total revenues                              47,766                8,256                    (7)                   56,015
                                            ------                -----                    -----                 ------
Expenses:
Operating and maintenance                   20,999                3,869                                          24,868
General and administrative                   2,156                                        248(D)                  2,404
Interest                                     7,716                                      1,020(E)                  8,736
Depreciation & Amortization                  7,541                                      1,130(F)                  8,671
                                            ------                -----                 -----                    ------
Total Expenses                              38,412                3,869                 2,398                    44,679
                                            ------                -----                 -----                    ------
Income before minority interest             $9,354               $4,387               ($2,405)                   11,336
                                            ======                =====                 =====
Minority interest of Unit holders                                                                                 4,984
                                                                                                                 ------
Net income                                                                                                       $6,352
                                                                                                                 ======
Net income per share -  Basic                                                                                     $0.36
                                                                                                                 ======
                     -  Diluted                                                                                   $0.35
                                                                                                                 ======
Weighted average number of shares
outstanding:
                     -  Basic                                                                                17,871,753
                                                                                                             ==========
                     -  Diluted                                                                              17,960,058
                                                                                                             ==========

                       HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998
          (Unaudited, In Thousands, Except Share and Per Share Data)


                                                                        Community
                                          Home Properties of New         Realty            Pro forma         Company
                                              York, Inc. (A)          Portfolio (B)          Adjmt          Pro-Forma
                                          ----------------------      -------------        ---------        ---------
Revenues:
Rental income                               $137,557                  $32,283                               $169,840
Property other income                          3,614                      219                                  3,833
Other income                                   8,072                                       ( 28)(C)            8,044
                                             -------                   ------            ------              -------
Total  revenues                              149,243                   32,502              ( 28)             181,717
                                             -------                   ------            ------              -------
Expenses:
Operating and Maintenance                     63,136                   16,516                                 79,652
General and administrative                     6,685                                       975 (D)             7,660
Interest                                      23,980                                     4,082 (E)            28,062
Depr. & Amort.                                23,191                                     4,582 (F)            27,773
                                             -------                   ------            ------              -------
Total expenses                               116,992                   16,516            9,639               143,147
                                             -------                   ------            ------              -------
Net income before minority interest and
extraordinary item                           $32,251                  $15,986          ($ 9,667)              38,570
                                             =======                   ======            ======
Minority interest of Unit holders                                                                             18,685
                                                                                                              ------
Income before extraordinary item                                                                              19,885

Extraordinary item                                                                                              (802)
                                                                                                              ------
Net Income                                                                                                   $19,083
                                                                                                              ======
Basic earnings per share data:
   Income before extraordinary item                                                                            $1.43
   Extraordinary item                                                                                         ($0.06)
                                                                                                                ----
   Net Income                                                                                                  $1.37
                                                                                                                ====
Diluted earnings per share data:
   Income before extraordinary item                                                                            $1.42
   Extraordinary item                                                                                         ($0.06)
                                                                                                                ----
   Net Income                                                                                                  $1.36
                                                                                                                ====
Weighted Average Number of shares
outstanding:
        - Basic                                                                                           13,898,221
                                                                                                          ==========
        - Diluted                                                                                         14,022,329
                                                                                                          ==========

                       HOME PROPERTIES OF NEW YORK, INC.
            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE THREE MONTHS ENDED MARCH 31, 1999 AND
                     FOR THE YEAR ENDED DECEMBER 31, 1998
                           (Unaudited, In Thousands)

(A) Reflects the historical consolidated statement of operations for the Company for the three months ended March 31, 1999 and the historical consolidated statement of operations for the Company for the year ended December 31, 1998.

(B) Reflects the historical revenues and certain expenses of the CRC Portfolio which was not owned by the Company for the three months ended March 31, 1999 and for the year ended December 31, 1998.

(C) The resulting reduction in interest income (from decrease in cash used to finance the acquisition) is calculated at 4% and amounts to $151 and $603, net of management fee income from third party management contracts in the amount of $144 and $575 for the three months ended March 31, 1999 and for the year ended December 31, 1998, respectively.

(D)  Reflects additional general and administrative expenses.

(E) Reflects the assumption of debt borrowed to finance the acquisition. The interest rates range from 6.6% to 8.4% and amounts to $1,020 and $4,082 for the three months ended March 31, 1999 and for the year ended December 31, 1998, respectively.

(F) Reflects depreciation and amortization related to the acquisition. See Notes C and E on page 8 for further information on useful lives of these assets.

(G) Management contracts amounting to $3,425 which were expensed at closing have not been included in these Pro Forma Consolidated Statement of Operations because they are material nonrecurring charges.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       HOME PROPERTIES OF NEW YORK, INC.
                                 (Registrant)

                       Date:   July 29, 1999

                       By: /S/  DAVID P. GARDNER
                           David P. Gardner
                           Vice President
                           Chief Financial Officer and
                           Treasurer

                       Date:  July 29, 1999

                      By:  /S/ NORMAN LEENHOUTS
                           Norman Leenhouts
                           Chairman of the Board of Directors
                           Co-Chief Executive Officer and Director

                   HOME PROPERTIES OF NEW YORK, INC.

                             EXHIBIT INDEX




                                                      LOCATION
EXHIBIT 23.0

Consent of PricewaterhouseCoopers LLP                Attached hereto